UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1, 2011

TD Auto Finance LLC

(Exact name of Registrant as specified in its charter)

State of Michigan	333-127963	20-2614244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Inkster Road, Farmington Hills, Michigan		48334-5326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(248) 427-6300

Chrysler Financial Services Americas LLC

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3.1: Amendment to Articles of Organization of TD Auto Finance LLC.
EX-3.2: Fifth Amended and Restated Limited Liability Company Operating Agreement dated as of April 1, 2011.
EX-3.3: Sixth Amended and Restated Limited Liability Company Operating Agreement dated as of April 1, 2011.

Section 8 — Other Events
Item 8.01. Other Events.
     Effective April 1, 2011, the Registrant changed its name from Chrysler Financial Services Americas LLC to TD Auto Finance LLC by filing an amendment to its Articles of Organization (annexed hereto as Exhibit 3.1) with the Michigan Department of Labor & Economic Growth, Bureau of Commercial Services. The amendment to the Articles of Organization amends the Registrant’s Articles of Organization filed as Exhibit 3.1 to the Registration Statement on Form S-3 effective December 17, 2009 (File No. 333-163025).
     In connection with the purchase agreement dated as of December 20, 2010 among The Toronto-Dominion Bank, TD Bank, National Association, FinCo Intermediate HoldCo LLC and other parties named therein, FinCo Intermediate HoldCo LLC, as sole member of the Registrant, entered into the Fifth Amended and Restated Limited Liability Company Operating Agreement of the Registrant dated as of April 1, 2011 whereby the sole member’s interest in the Registrant was reclassified as a common share. The Fifth Amended and Restated Limited Liability Company Operating Agreement is annexed hereto as Exhibit 3.2. In connection with the Registrant’s name change, TD Bank, National Association, as sole member, subsequently entered into the Sixth Amended and Restated Limited Liability Company Operating Agreement of the Registrant dated as of April 1, 2011. The Sixth Amended and Restated Limited Liability Company Operating Agreement of the Registrant is annexed hereto as Exhibit 3.3.

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Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
3.1	Amendment to Articles of Organization of TD Auto Finance LLC.

3.2	Fifth Amended and Restated Limited Liability Company Operating Agreement dated as of April 1, 2011.

3.3	Sixth Amended and Restated Limited Liability Company Operating Agreement dated as of April 1, 2011.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD AUTO FINANCE LLC
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: April 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Articles of Organization of TD Auto Finance LLC.

3.2	Fifth Amended and Restated Limited Liability Company Operating Agreement dated as of April 1, 2011.

3.3	Sixth Amended and Restated Limited Liability Company Operating Agreement dated as of April 1, 2011.

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